EXHIBIT 99.2

Goodrich Corporation Second Quarter 2007 Results July 26, 2007

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 XWB and A380, the Boeing 787 Dreamliner, the Embraer 190, the Dassault Falcon 7X, and the Lockheed Martin F- 35 Lightning II and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies and/or mergers in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's July 26, 2007 Second Quarter 2007 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Financial and Operational Highlights

Second Quarter 2007 Highlights Signed long-term landing gear supply agreement with Boeing Rollout of Boeing 787 with significant Goodrich positions Second quarter 2007 results, compared to second quarter 2006 Sales grew 9% - continued significant growth in commercial aftermarket sales Segment OI margin increased from 14.0% to 16.0% Net income per diluted share of $0.98 - a 53% increase compared to second quarter 2006 Full Year 2007 Outlook Sales outlook increased to $6.5 - $6.6 billion ($6.3 - $6.5 billion previously) Net income per diluted share outlook increased to $3.50 - $3.60 ($3.20 - $3.35 per diluted share previously) Net cash provided by operating activities, minus capital expenditures, of 60% - 75% of net income (unchanged)

Goodrich Positions Boeing 787 Dreamliner Proximity Sensing Systems Exterior Lighting Systems Engine Data Concentrators Icing Conditions Detectors Nacelles & Thrust Reversers Cargo Systems Cabin Attendant Seating Emergency Power Assist System Fuel Quantity Indicating Systems - Fuel Quantity Data Concentrators - Refuel Panel Flight Deck Lighting System Flight Deck Video Surveillance Systems Wheels & Electric Braking Systems Braking System Controllers Trent 1000 Engine Sensor Suite Trent 1000 Engine Engine Controls Heated Floor Panels & Integrated Controllers Air Data Sensors

Delivering Sustained Sales Growth and Margin Expansion Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 FY07 Est. East 4700.405 4819.336 5044.045 5253.058 5396.486 5544.819 5675.329 5740.763 5878.284 6043 6182 6500 w 100 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 FY07 Est. East 0.104 0.108 0.11 0.11 0.115 0.116 0.122 0.129 0.132 0.139 0.144 0.15 $M Sales (Trailing Four Qtrs.) Segment Operating Income Margins (Trailing Four Qtrs.) 2007 Outlook Range Approximate 2007 Outlook ~

Year-over-Year Financial Results

(Dollars in Millions, excluding EPS) 2nd Qtr 2007 2nd Qtr 2006 Change Sales $1,622 $1,483 9% Segment operating income $259 $208 24% - % of Sales 16.0% 14.0% +2.0% Income - Continuing Operations and Net Income $125 $81 54% Diluted EPS - Continuing Operations and Net Income $0.98 $0.64 53% Second Quarter 2007 - Financial Summary Year-over-Year Performance

(Dollars in Millions, excluding EPS) 1st Six Months 2007 1st Six Months 2006 Change Sales $3,211 $2,907 10% Segment operating income $490 $379 29% - % of Sales 15.3% 13.0% +2.3% Income - Continuing Operations - Net Income $225 $225 $281* $283* (20%) (20%) Diluted EPS - Continuing Operations - Net Income $1.76 $1.76 $2.23* $2.24* (21%) (21%) First Six Months 2007 - Financial Summary Year-over-Year Performance * First Half 2006 results include tax settlements totaling $132 million, or $1.05 per diluted share

Second Quarter 2007 Year-over-Year Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income Diluted EPS Second Quarter 2006 - Income from Continuing Operations $1,483 $81 $0.64 Increased overall volume, efficiency, mix, other $127 $41 $0.32 2006 pension curtailment and long-term debt exchange costs $10 $0.08 Foreign exchange translation costs $12 ($7) ($0.05) Stock-based compensation ($6) ($0.05) Lower effective tax rate $4 $0.03 Other income (expense) $2 $0.01 Second Quarter 2007 - Income from Continuing Operations $1,622 $125 $0.98

Second Quarter 2007 Year-over-Year Segment Results 2nd Quarter 2007 2nd Quarter 2006 Change Change Dollars in Millions 2nd Quarter 2007 2nd Quarter 2006 $ % Sales Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Sales $635 $534 $453 $1,622 $562 $515 $406 $1,483 $73 $19 $47 $139 13% 4% 12% 9% Segment OI Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Segment OI $61 $135 $63 $259 $39 $115 $54 $208 $22 $20 $9 $51 55% 18% 16% 24% Segment Margin Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Overall Segment Margin 9.6% 25.4% 13.8% 16.0% 7.0% 22.3% 13.3% 14.0% N/A N/A N/A N/A 2.6% 3.1% 0.5% 2.0%

Second Quarter 2007 Sequential Period Segment Results 2nd Quarter 2007 1st Quarter 2007 Change Change Dollars in Millions 2nd Quarter 2007 1st Quarter 2007 $ % Sales Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Sales $635 $534 $453 $1,622 $609 $547 $433 $1,589 $26 ($13) $20 $33 4% (2%) 5% 2% Segment OI Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Segment OI $61 $135 $63 $259 $50 $126 $55 $231 $11 $9 $8 $28 22% 7% 15% 12% Segment Margin Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Overall Segment Margin 9.6% 25.4% 13.8% 16.0% 8.2% 23.1% 12.7% 14.5% N/A N/A N/A N/A +1.4% +2.3% +1.1% +1.5%

Summary Cash Flow Information Item (Dollars in Millions) 2nd Quarter 2007 2nd Quarter 2006 Net Income $125 $81 Depreciation and Amortization $63 $61 Working Capital - (increase)/decrease - defined as the sum of A/R, Inventory and A/P ($113) ($106) Changes in Receivables Sold -- ($97) Deferred income taxes and taxes payable $15 $34 Accrued expenses, other (including pension contributions) ($15) $16 Cash Flow from Operations $75 ($11) Pension Contributions - worldwide ($86) ($6) Capital Expenditures ($59) ($52)

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 10 14 8 29 7 3 24 5 First Half 2007 Sales by Market Channel Total Sales $3,211M Large Commercial Aircraft Aftermarket 29% Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 10% Airbus Commercial OE 14% Defense & Space, OE & Aftermarket 24% Other 5% Heavy A/C Maint. 3% OE AM Balanced business mix Regional, Business & Gen. Av. OE 8% Total Commercial Aftermarket 39% Total Commercial OE 32% Total Defense and Space 24%

Sales by Market Channel Second Quarter 2007 Change Analysis Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons 2Q 2007 vs. 2Q 2006 2Q 2007 vs. 1Q 2007 First Half 2007 vs. First Half 2006 Boeing and Airbus - OE Production Aircraft Deliveries (1%) (6%) 2% Regional, Business & General Aviation - OE Aircraft Deliveries 26% 16% 16% Aftermarket - Large Commercial, Regional, Business and GA ASMs, Age, Cycles, Fleet size 14% 1% 18% Defense and Space - OE and Aftermarket US, UK Defense Budgets 8% 7% 8% Heavy Airframe Maintenance Aircraft aging, Parked Fleet 12% 9% 13% Other IGT, Other 16% 5% 15% Goodrich Total Sales 9% 2% 10%

2007 Outlook

2007 Outlook 2007 Outlook Sales - outlook increased to a range of $6.5 - $6.6 billion 11 - 12 percent increase over 2006 Expected sales growth in all segments Expected sales growth in all major market channels Net income per diluted share - outlook increased to $3.50 - $3.60, including: Margin improvement in all three segments Effective tax rate of 31 - 33 percent (consistent with prior guidance) Increased foreign exchange translation costs of about $26 million compared to 2006, $19 million recorded in first half of 2007 (consistent with prior guidance)

2007 Outlook 2007 Outlook Cash flow - net cash flow provided by operating activities, minus capital expenditures: Continue to expect 60 - 75% percent of net income Capital expenditures of $270 - $290 million Approximately 40% expected to be associated with: Investments in low cost country manufacturing, Previously announced MRO facility expansions and new facilities to support aftermarket sales growth Capital expenditures related to the company-wide implementation of a new ERP system Worldwide pension plan contributions of approximately $100 million $75 million contributed on April 2, 2007

2007 Sales Expectations By Market Channel Full Year 2006 Sales Mix Market 2007 Market Growth 2007 Goodrich Growth Market expectations - 2008 and beyond 9% 17% 26% Boeing OE Del. Airbus OE Del. Total (GR Weight) 12% 3% 7% ~10% Growth continues for 737, 777, A320; A380, 787 and A350 introductions support deliveries past normal peak 7% Regional/Bus/GA OE (Weighted) ~5% >15% CF34-10 Engine Nacelles and tail cone on EMBRAER 190 support continued growth through the cycle 33% Aftermarket (Commercial/ Regional/Bus/GA) 4 - 5% 13% - 15% Airbus AM growing faster due to fleet aging, excellent product positions plus outsourcing trend support higher than market growth rate 25% Defense and Space OE and Aftermarket ~5% ~10% OE - Positions on funded platforms worldwide, new products provide stable growth Aftermarket - Platform utilization, upgrade opportunities support long-term growth 3% Heavy Maintenance Approx. Flat Sales fluctuate based on A/C age, timing and type of overhaul 6% Other Up slightly 100% Total 5 - 6% 11 - 12%

2007 Outlook Summary Continued robust sales growth in commercial aerospace original equipment, aftermarket and defense and space market channels Expect segment OI margins of about 15% in 2007 Operational excellence and aftermarket growth Expect strong EPS growth in 2007, compared to 2006 - excluding the impact of 2006 tax settlements 2007 Outlook does not include Impact of acquisitions or divestitures Resolution of A380 claim vs. Northrop Grumman Continue to show solid sales growth, margin expansion and EPS growth

Goodrich - 2007 and Beyond

Financial Goals and Strategic Initiatives Drivers of Long-Term Growth and Performance Financial Goals - Perpetuate and grow the enterprise over the long- term Revenue growth greater than the underlying market metric Margin expansion Achieve 15 percent segment operating income margin in 2007 Cash flow conversion at, or greater than, 100 percent over the cycle Strategic Initiatives - to achieve financial and business goals: Balanced Growth Use portfolio mass and breadth to grow all market channels Pursue opportunities in defense and space markets Continue to enhance Intelligence, Surveillance and Reconnaissance positions Leverage the enterprise Drive cost efficiency and leverage technologies/capabilities Balanced application of resources and capital allocation Operational excellence Continuous improvement Supply chain management, including low cost country sourcing and manufacturing

Aerospace and Defense Themes Commercial Aircraft Original Equipment Production New orders for commercial aircraft, including regional aircraft, remain very strong Manufacturers continue to raise production rates Deliveries expected to increase an average of 9 percent per year from 2008 through 2010 Continued strong demand for larger regional jets Commercial Aircraft Aftermarket Products and Services Worldwide growth in available seat miles supports demand for replacement parts and repair and overhaul services Expect 4 - 5 percent base volume growth over the long-term Consistent and predictable over the cycle Aging aircraft fleet drives additional growth for many popular models of aircraft Defense and Space Products and Services Strong demand for products supporting platforms Original equipment and aftermarket Good positions on newly funded platforms (e.g. Black Hawk helicopters, F-35) New opportunities for mission equipment and intelligence, surveillance and reconnaissance (ISR) products

Great market positions Good top line growth - sustainable, above market metric growth Continued strong commercial airplane original equipment growth Continued commercial aftermarket growth greater than market growth (ASM's) Continued growth in defense and space driven by ISR technology, upgrades and retrofits of existing products and new aircraft programs Delivering on substantial margin improvement opportunity Improved segment operating income margin from 11.5% in 2005 to 13.0% for the full year 2006; expect about 15% margin in 2007 Sustainable margin expansion and income growth beyond the OE cycle Driving cash flow conversion levels toward 100% The Value Proposition for Goodrich 2007 - 2011 Expectations Entire organization focused on margin expansion and cash flow growth